UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2014

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

To the extent required by Item 1.02 of Form 8-K, the disclosures included in Item 5.02 of this Current Report and Exhibit 99.1 hereto are incorporated by reference into this Item 1.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2014, the Registrant issued a press release announcing that Thomas Coleman is stepping down as a director of the Registrant. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated January 15, 2014, announcing that Thomas Coleman is stepping down as a director of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: January 15, 2014	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 15, 2014, announcing that Thomas Coleman is stepping down as a director of the Registrant